                                                                      EXHIBIT 24
                                                                      ----------



                               POWER OF ATTORNEY


        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees), the NYNEX Corporation Savings Plan for Salaried Employees, the Bell Atlantic Savings and Security Plan for Non-Salaried Employees, and the Bell Atlantic Savings Plan for Salaried Employees;

        NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of August, 1997.



                                       /s/ Lawrence T. Babbio, Jr.
                                       -----------------------------------------
                                       Lawrence T. Babbio, Jr.

                               POWER OF ATTORNEY


        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees), the NYNEX Corporation Savings Plan for Salaried Employees, the Bell Atlantic Savings and Security Plan for Non-Salaried Employees, and the Bell Atlantic Savings Plan for Salaried Employees;

        NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of August, 1997.



                                       /s/ Richard L. Carrion
                                       -----------------------------------------
                                       Richard L. Carrion

                               POWER OF ATTORNEY


        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees), the NYNEX Corporation Savings Plan for Salaried Employees, the Bell Atlantic Savings and Security Plan for Non-Salaried Employees, and the Bell Atlantic Savings Plan for Salaried Employees;

        NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of August, 1997.



                                       /s/ James G. Cullen
                                       -----------------------------------------
                                       James G. Cullen

                               POWER OF ATTORNEY


        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees), the NYNEX Corporation Savings Plan for Salaried Employees, the Bell Atlantic Savings and Security Plan for Non-Salaried Employees, and the Bell Atlantic Savings Plan for Salaried Employees;

        NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of August, 1997.



                                       /s/ James H. Gilliam, Jr.
                                       -----------------------------------------
                                       James H. Gilliam, Jr.

                               POWER OF ATTORNEY


        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees), the NYNEX Corporation Savings Plan for Salaried Employees, the Bell Atlantic Savings and Security Plan for Non-Salaried Employees, and the Bell Atlantic Savings Plan for Salaried Employees;

        NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of August, 1997.



                                       /s/ Stanley P. Goldstein
                                       -----------------------------------------
                                       Stanley P. Goldstein

                               POWER OF ATTORNEY


        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees), the NYNEX Corporation Savings Plan for Salaried Employees, the Bell Atlantic Savings and Security Plan for Non-Salaried Employees, and the Bell Atlantic Savings Plan for Salaried Employees;

        NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of August, 1997.



                                       /s/ Helene L. Kaplan
                                       -----------------------------------------
                                       Helene L. Kaplan

                               POWER OF ATTORNEY


        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees), the NYNEX Corporation Savings Plan for Salaried Employees, the Bell Atlantic Savings and Security Plan for Non-Salaried Employees, and the Bell Atlantic Savings Plan for Salaried Employees;

        NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of August, 1997.



                                       /s/ Thomas H. Kean
                                       -----------------------------------------
                                       Thomas H. Kean

                               POWER OF ATTORNEY


        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees), the NYNEX Corporation Savings Plan for Salaried Employees, the Bell Atlantic Savings and Security Plan for Non-Salaried Employees, and the Bell Atlantic Savings Plan for Salaried Employees;

        NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of July, 1997.



                                       /s/ Elizabeth T. Kennan
                                       -----------------------------------------
                                       Elizabeth T. Kennan

                               POWER OF ATTORNEY


        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees), the NYNEX Corporation Savings Plan for Salaried Employees, the Bell Atlantic Savings and Security Plan for Non-Salaried Employees, and the Bell Atlantic Savings Plan for Salaried Employees;

        NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of August, 1997.



                                       /s/ John F. Maypole
                                       -----------------------------------------
                                       John F. Maypole

                               POWER OF ATTORNEY


        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees), the NYNEX Corporation Savings Plan for Salaried Employees, the Bell Atlantic Savings and Security Plan for Non-Salaried Employees, and the Bell Atlantic Savings Plan for Salaried Employees;

        NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of July, 1997.



                                       /s/ Joseph Neubauer
                                       -----------------------------------------
                                       Joseph Neubauer

                               POWER OF ATTORNEY


        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees), the NYNEX Corporation Savings Plan for Salaried Employees, the Bell Atlantic Savings and Security Plan for Non-Salaried Employees, and the Bell Atlantic Savings Plan for Salaried Employees;

        NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of August, 1997.



                                       /s/ Thomas H. O'Brien
                                       -----------------------------------------
                                       Thomas H. O'Brien

                               POWER OF ATTORNEY


        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees), the NYNEX Corporation Savings Plan for Salaried Employees, the Bell Atlantic Savings and Security Plan for Non-Salaried Employees, and the Bell Atlantic Savings Plan for Salaried Employees;

        NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of July, 1997.



                                       /s/ Eckhard Pfeiffer
                                       -----------------------------------------
                                       Eckhard Pfeiffer

                               POWER OF ATTORNEY


        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees), the NYNEX Corporation Savings Plan for Salaried Employees, the Bell Atlantic Savings and Security Plan for Non-Salaried Employees, and the Bell Atlantic Savings Plan for Salaried Employees;

        NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of August, 1997.



                                       /s/ Hugh B. Price
                                       -----------------------------------------
                                       Hugh B. Price

                               POWER OF ATTORNEY


        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees), the NYNEX Corporation Savings Plan for Salaried Employees, the Bell Atlantic Savings and Security Plan for Non-Salaried Employees, and the Bell Atlantic Savings Plan for Salaried Employees;

        NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of July, 1997.



                                       /s/ Rozanne L. Ridgway
                                       -----------------------------------------
                                       Rozanne L. Ridgway

                               POWER OF ATTORNEY


        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees), the NYNEX Corporation Savings Plan for Salaried Employees, the Bell Atlantic Savings and Security Plan for Non-Salaried Employees, and the Bell Atlantic Savings Plan for Salaried Employees;

        NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of August, 1997.



                                       /s/ Frederic V. Salerno
                                       -----------------------------------------
                                       Frederic V. Salerno

                               POWER OF ATTORNEY


        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees), the NYNEX Corporation Savings Plan for Salaried Employees, the Bell Atlantic Savings and Security Plan for Non-Salaried Employees, and the Bell Atlantic Savings Plan for Salaried Employees;

        NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of August, 1997.



                                       /s/ Ivan G. Seidenberg
                                       -----------------------------------------
                                       Ivan G. Seidenberg

                               POWER OF ATTORNEY


        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees), the NYNEX Corporation Savings Plan for Salaried Employees, the Bell Atlantic Savings and Security Plan for Non-Salaried Employees, and the Bell Atlantic Savings Plan for Salaried Employees;

        NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of August, 1997.



                                       /s/ Walter V. Shipley
                                       -----------------------------------------
                                       Walter V. Shipley

                               POWER OF ATTORNEY


        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees), the NYNEX Corporation Savings Plan for Salaried Employees, the Bell Atlantic Savings and Security Plan for Non-Salaried Employees, and the Bell Atlantic Savings Plan for Salaried Employees;

        NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of August, 1997.



                                       /s/ Raymond W. Smith
                                       -----------------------------------------
                                       Raymond W. Smith

                               POWER OF ATTORNEY


        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees), the NYNEX Corporation Savings Plan for Salaried Employees, the Bell Atlantic Savings and Security Plan for Non-Salaried Employees, and the Bell Atlantic Savings Plan for Salaried Employees;

        NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of August, 1997.



                                       /s/ John R. Stafford
                                       -----------------------------------------
                                       John R. Stafford

                               POWER OF ATTORNEY


        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees), the NYNEX Corporation Savings Plan for Salaried Employees, the Bell Atlantic Savings and Security Plan for Non-Salaried Employees, and the Bell Atlantic Savings Plan for Salaried Employees;

        NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of August, 1997.



                                       /s/ Morrison DeS. Webb
                                       -----------------------------------------
                                       Morrison DeS. Webb

                               POWER OF ATTORNEY


        WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees), the NYNEX Corporation Savings Plan for Salaried Employees, the Bell Atlantic Savings and Security Plan for Non-Salaried Employees, and the Bell Atlantic Savings Plan for Salaried Employees;

        NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of July, 1997.



                                       /s/ Shirley Young
                                       -----------------------------------------
                                       Shirley Young